UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 10, 2009
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California (Address of principal executive offices)		92704 (Zip Code)
Registrant's telephone number, including area code: (714) 656-1300
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm

(i) On March 10, 2009, Fuel Systems Solutions, Inc. (the "Company") informed BDO Seidman, LLP ("BDO") of its dismissal as the Company's independent registered public accountant.

(ii) The reports of BDO on the Company's consolidated financial statements for the periods ending December 31, 2007 and December 31, 2008 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Audit Committee Charter gives the Audit Committee of the Company's Board of Directors (the "Audit Committee") the sole authority to appoint and oversee the Company's independent registered public accounting firms, and the Audit Committee made the decision to change independent registered public accounting firms.

(iv) In connection with the audit of the Company's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007 and through March 10, 2009 preceding BDO's dismissal, (i) there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

(v) The Company has provided BDO with a copy of the foregoing disclosures and requested from BDO a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. BDO's letter is attached as an exhibit to this report on Form 8-K as Exhibit 16.1.

(b) New independent registered public accounting firm

On March 10, 2009, the Audit Committee appointed PricewaterhouseCoopers ("PWC") as the sole principal independent registered public accountant for the Company. During the Company's two most recent fiscal years and through March 10, 2009, the Company has not consulted with PWC regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed; or

(ii) The type of audit opinion that might be rendered on the Company's financial statements, and none of the following was provided to the Company: (a) a written report or (b) oral advice that PWC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or reportable event, as the term is described in 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

16.1 Letter dated March 12, 2009 addressed to the Securities and Exchange Commission from BDO Seidman, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: March 12, 2009	By: /s/ Bill E. Larkin___________ Bill E. Larkin Chief Financial Officer

EXHIBIT LIST

16.1 Letter dated March 12, 2009 addressed to the Securities and Exchange Commission from BDO Seidman, LLP.